UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

November 10, 2021

Quotient Technology Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1260 East Stringham Avenue, Suite 600 Salt Lake City, Utah 84106
(Address of principal executive offices)

(650) 605-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	QUOT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report is incorporated into this Item 1.01 by reference.

Item 3.03. Material Modification to Rights of Security Holders.

On November 10, 2021, the board of directors (the “Board”) of Quotient Technology Inc., a Delaware corporation (the “Company”), approved the Company’s entry into a tax benefits preservation plan and declared a dividend of one right (a “Right”) for each outstanding share of Company common stock, par value $0.00001 per share (“Common Stock”), to stockholders of record at the close of business on November 24, 2021 (the “Record Date”). Each Right entitles its holder, under the circumstances described below, to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.00001 per share (“Preferred Stock”), of the Company at an exercise price of $28.00 per Right, subject to adjustment. The description and terms of the Rights are set forth in the tax benefits preservation plan, dated as of November 11, 2021 (the “Tax Benefits Preservation Plan”), between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (and any successor rights agent, the “Rights Agent”).

The Company adopted the Tax Benefits Preservation Plan in order to protect against a possible limitation on the Company’s ability to use its net operating losses (the “NOLs”) and certain other tax attributes to reduce potential future U.S. federal income tax obligations. The NOLs and certain other tax attributes are valuable assets to the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), its ability to fully utilize the NOLs and certain other tax attributes will be substantially limited and the timing of the usage of the NOLs and other tax attributes could be substantially delayed, which could significantly impair the value of those assets. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more of its “5-percent shareholders” (as such term is defined in Section 382 of the Code) increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholder or stockholders at any time over a three-year period. The Tax Benefits Preservation Plan is intended to prevent against such an “ownership change” by deterring any person or group, together with its affiliates and associates, from acquiring beneficial ownership of 4.9% or more of the Company’s securities.

The Rights. The Rights will attach to any shares of Common Stock that become outstanding after the Record Date and prior to the earlier of the Distribution Time (as defined below) and the Expiration Time (as defined below), and in certain other circumstances described in the Tax Benefits Preservation Plan.

Until the Distribution Time, the Rights are associated with Common Stock and evidenced by Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, which will contain a notation incorporating the Tax Benefits Preservation Plan by reference, and the Rights are transferable with and only with the underlying shares of Common Stock.

Until the Distribution Time, the surrender for transfer of any shares of Common Stock will also constitute the transfer of the Rights associated with those shares. As soon as practicable after the Distribution Time, separate rights certificates will be mailed to holders of record of Common Stock as of the Distribution Time. From and after the Distribution Time, the separate rights certificates alone will represent the Rights.

The Rights are not exercisable until the Distribution Time. Until a Right is exercised, its holder will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

Separation and Distribution of Rights; Exercisability. Subject to certain exceptions, the Rights become exercisable and trade separately from Common Stock only upon the “Distribution Time,” which occurs upon the earlier of:

•

the close of business on the tenth (10th) day after the “Stock Acquisition Date” (which is (a) the first date of public announcement that any person or group has become an “Acquiring Person,” which is defined as a person or group that, together with its affiliates and associates, beneficially owns 4.9% or more of the outstanding shares of Common Stock (with certain exceptions, including those described below) or (b) such other date, as determined by the Board, on which a person or group has become an Acquiring Person), or

•

the close of business on the tenth (10th) business day (or such later date as may be determined by the Board prior to such time as any person or group becomes an Acquiring Person) after the commencement of a tender offer or exchange offer that, if consummated, would result in a person or group becoming an Acquiring Person.

The Board may determine that any person is an Acquiring Person if such person becomes the beneficial owner of 4.9% or more of the then-outstanding shares of Common Stock under the regulations promulgated under the Code.

An Acquiring Person does not include:

•	the Company or any subsidiary of the Company;

•	any officer, director or employee of the Company or any subsidiary of the Company in his or her capacity as such;

•

any employee benefit plan of the Company or of any subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding other employee benefits for employees of the Company or any subsidiary of the Company;

•

any person or group, together with its affiliates and associates, whose beneficial ownership of 4.9% or more of the then-outstanding shares of Common Stock will not jeopardize or endanger the availability to the Company of any NOL or other tax attribute, as determined by the Board in its sole discretion prior to the time any person becomes an Acquiring Person (provided that such person will be an Acquiring Person if the Board subsequently makes a contrary determination in its sole discretion, regardless of the reason for such contrary determination); or

•

any person or group that, together with its affiliates and associates, as of immediately prior to the first public announcement of the adoption of the Tax Benefits Preservation Plan, beneficially owns 4.9% or more of the outstanding shares of Common Stock so long as such person or group continues to beneficially own at least 4.9% of the outstanding shares of Common Stock and does not acquire shares of Common Stock to beneficially own an amount equal to or greater than the greater of 4.9% of the shares of Common Stock then outstanding and the sum of the lowest beneficial ownership of such person or group since the public announcement of the adoption of the Tax Benefits Preservation Plan plus one share of Common Stock.

In addition, the Tax Benefits Preservation Plan provides that no person or group will become an Acquiring Person as a result of share purchases or issuances directly from the Company or through an underwritten offering approved by the Board. Also, a person or group will not be an Acquiring Person if the Board determines that such person or group has become an Acquiring Person inadvertently and such person or group as promptly as practicable divests a sufficient number of shares so that such person or group would no longer be an Acquiring Person. There are also certain exceptions for an “investment advisor” to mutual funds or a trustee of trusts qualified under Section 401(a) of the Code sponsored by unrelated corporations, unless the Board determines, in its reasonable discretion, that such investment advisor or trustee is deemed to beneficially own 4.9% or more of the shares of Common Stock then outstanding under specified regulations promulgated under the Code.

Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended, are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Common Stock are directly or indirectly held by counterparties to the derivatives contracts. In addition, for purposes of the Tax Benefits Preservation Plan, a person or group is deemed to beneficially own shares that such person is deemed to directly, indirectly or constructively own (as determined for purposes of Section 382 of the Code or the regulations promulgated under the Code).

Expiration Time. The Rights will expire on the earliest to occur of (a) the close of business on November 11, 2024 (the “Final Expiration Time”), (b) the time at which the Rights are redeemed or exchanged by the Company (as described below), (c) (i) the close of business on the first business day following the certification of the voting results of the Company’s 2022 annual meeting of stockholders, if stockholder approval of the Tax Benefits Preservation Plan has been proposed and not obtained at such meeting or (ii) November 11, 2022, if stockholder approval of the Tax Benefits Preservation Plan has not been obtained by such date, (d) upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board before any person or group becomes an Acquiring Person and (e) the time at which the Board determines that the NOLs and certain other tax attributes are utilized in all material respects or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs and other tax attributes or materially impair the amount of NOLs and other tax attributes that could be used by the Company in any particular time period, for applicable tax purposes (the earliest of (a), (b), (c), (d) and (e) being herein referred to as the “Expiration Time”).

Flip-in Event. In the event that any person or group (other than certain exempt persons) becomes an Acquiring Person (a “Flip-in Event”), each holder of a Right (other than such Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose Rights automatically become null and void) will have the right to receive, upon exercise, Common Stock having a value equal to two times the exercise price of the Right.

For example, at an exercise price of $28.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Flip-in Event would entitle its holder to purchase $56.00 worth of Common Stock for $28.00. Assuming that Common Stock had a per share value of $7.00 at that time, the holder of each valid Right would be entitled to purchase 8 shares of Common Stock for $3.50.

Flip-over Event. In the event that, at any time following the Stock Acquisition Date, any of the following occurs (each, a “Flip-over Event”):

•	the Company consolidates with, or merges with and into, any other entity, and the Company is not the continuing or surviving entity;

•

any entity engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property; or

•	the Company sells or otherwise transfers, in one transaction or a series of related transactions, 50% or more of the Company’s assets, cash flow or earning power,

each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

Preferred Stock Provisions. Each share of Preferred Stock, if issued: will not be redeemable, will entitle the holder thereof, when, as and if declared, to quarterly dividend payments equal to the greater of $1,000 per share and 1,000 times the amount of all cash dividends plus 1,000 times the amount of non-cash dividends or other distributions paid on one share of Common Stock, will entitle the holder thereof to receive $1,000 plus accrued and unpaid dividends per share upon liquidation and, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, will entitle the holder thereof to a per share payment equal to the payment made on 1,000 shares of Common Stock.

Anti-dilution Adjustments. The exercise price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent against dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock,

•

if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or

•

upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least 1% of the exercise price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

Redemption; Exchange. At any time prior to the earlier of (i) the close of business on the tenth (10th) day following the Stock Acquisition Date or (ii) the Final Expiration Time, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment and payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing any redemption or at such later time as the Board may establish for the effectiveness of the redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

At any time after any Acquiring Person, together with all of its affiliates and associates, becomes the beneficial owner of 50% or more of the outstanding shares of Common Stock, the Company may exchange the Rights (other than Rights owned by the Acquiring Person or any of its affiliates or associates , whose Rights will have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Exemption Requests. A person desiring to either (i) effect a transaction that might result in such person becoming a beneficial owner of 4.9% or more of the then-outstanding shares of Common Stock or (ii) effect a transaction that might result in such person owning additional shares of Common Stock when such person already owns 4.9% or more of the then-outstanding shares of Common Stock may, by following the procedures outlined in the Tax Benefits Preservation Plan, request that the Board determine that such person would not be an Acquiring Person. In such case, the Board may grant the exemption notwithstanding the effect on the Company’s NOLs and other tax attributes, if the Board determines that such approval is in the best interests of the Company. The Board may impose any conditions that it deems reasonable and appropriate in connection with any such determination, including restrictions on the ability of the requesting person to transfer shares acquired by it in the transaction requiring approval.

Amendment of the Tax Benefits Preservation Plan. The Company and the Rights Agent may from time to time amend or supplement the Tax Benefits Preservation Plan without the consent of the holders of the Rights. However, on or after the Stock Acquisition Date, no amendment can materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person, any of its affiliates or associates or certain transferees of Acquiring Person or of any such affiliate or associate).

Miscellaneous. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) or for common stock of the acquiring company or in the event of the redemption of the Rights as described above.

* * *

The foregoing description of the Tax Benefits Preservation Plan and the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Tax Benefits Preservation Plan described in Item 3.03 of this Current Report, the Board approved a Certificate of Designation of Series A Junior Participating Preferred Stock, which designates the rights, preferences and privileges of 250,000 shares of a series of the Company’s preferred stock, par value $0.00001, designated as Series A Junior Participating Preferred Stock. The information set forth in Item 3.03 of this Current Report is incorporated into this Item 5.03 by reference.

The Certificate of Designation was filed with the Delaware Secretary of State on November 12, 2021. A copy of the Certificate of Designation has been filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 11, 2021, the Company issued a press release announcing the adoption of the Tax Benefits Preservation Plan. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Certificate of Designation of the Series A Junior Participating Preferred Stock of the Company, dated November 12, 2021 (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on November 12, 2021, File No. 001-36331)

4.1	Tax Benefits Preservation Plan, dated as of November 11, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (which includes the Form of Rights Certificate as Exhibit B thereto) (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on November 12, 2021)

99.1	Press Release issued by the Company on November 11, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOTIENT TECHNOLOGY INC.

Date: November 12, 2021	By:	/s/ Connie Chen
		Name:	Connie Chen
		Title:	General Counsel, Compliance Officer & Secretary